UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22282

Cook & Bynum Funds Trust
(Exact name of Registrant as Specified in Charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of Principal Executive Office)

205-994-2815
(Registrant's Telephone Number, including Area Code)

Mr. J. Dowe Bynum

820 Shades Creek Parkway, Suite 2450
Birmingham, AL  35209
(Name and Address of Agent for Service)

With copies  to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

Date of fiscal year end:  September 30

Date of reporting period:  July 1 – September 30, 2010

Item 1.  Reports to Stockholders.

Table of Contents

Performance Table	2
Shareholder Letter	3
Manager Commentary	7
Disclosure of Fund Expenses	10
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Additional Information	24

Performance Table	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

The following shows the performance after expenses of The Cook & Bynum Fund compared to that of the Standard and Poor’s 500 Index†, both with dividends reinvested, for the year ended September 30, 2010:

	The Cook & Bynum Fund	S&P 500 Index Plus Dividends	Difference
2010 Six Month	0.84%	-1.42%	2.26%
2010 One Year	16.11%	10.16%	5.95%
Since Inception*	20.64%	26.79%	-6.15%

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY.

*	Inception date was July 1, 2009.

As of the Prospectus dated January 28, 2010, the gross annual expense ratio for The Cook & Bynum Fund was 5.67% and the net annual expense ratio was 1.95%. At September 30, 2010, the Fund's gross annual expense ratio was 3.35% and the net annual expense ratio was 1.88%. Cook & Bynum Capital Management, LLC, the Fund's adviser (the "Adviser"), has contractually agreed to reduce fees and/or reimburse the Fund's expenses to the extent that total fund operating expenses exceed 1.88%. This agreement is in effect through February 1, 2011 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund, except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund's business, including, but not limited to, acquired fund fees and expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below an annual rate of 1.88%.

†The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
September 30, 2010 (Unaudited)

Dear Partners:

As reflected in the preceding Performance Table, The Cook & Bynum Fund gained 0.84% net of all costs for the six month period ended September 30, 2010. The S&P 500 plus Dividends ("S&P") was down 1.42% over the same period. For fiscal year 2010 the Fund gained 16.11% compared to a gain of only 10.16% for the S&P. Since inception on July 1, 2009, the Fund is up 20.64% compared to 26.79% for the S&P.

Since we last corresponded in March of this year, the investment climate has remained difficult for those of us who seek businesses trading at a discount to their intrinsic values. While during this time we were able to build a position in a company that we have long admired, we do hope that future market volatility will present more opportunities for us to buy businesses that we understand at prices that offer an appropriate margin of safety. Because we will only deploy the Fund's capital in businesses whose core economics we understand and can reliably predict, we remain committed to expanding our circle of competence domestically and internationally so we are prepared to act when these opportunities arise.

Avoiding the Loser

Short-term quotational changes in the value of a business do not concern us.  We do, however, spend a significant amount of time thinking about how we might suffer permanent capital loss in a holding, as this type of loss is a major obstacle to long-term investment success.  How can we foresee and avoid such occurrences?  We are constantly thinking about what event or confluence thereof will cause the business results of a company to be significantly worse than our expectation.  Bruce Berkowitz summarizes this concept succinctly by asking, “How do we die in an investment?”

For each business in which we invest, we think about the inevitable march of certain trends like the “Wal-Mart effect.”  We define the Wal-Mart effect as the increasing domination of retail by a few large, sophisticated operators like Wal-Mart, Costco, Home Depot, Tesco, etc.  What effect does this phenomenon have on vendors, customers, real estate developers, and competitors?  Many vendors do either the majority or the plurality of their sales through Wal-Mart.  Do the increased sales volumes generated through this channel offset the lower margins created by Wal-Mart’s purchasing power?  Does a Proctor & Gamble have an advantage versus a smaller consumer products company with Wal-Mart, or does Wal-Mart and/or the end consumer take all of the benefits regardless of the vendor size?  Does the Wal-Mart effect aid the vendor’s business in the short run only to damage it in the long run?  This trend is but one of many ideas that must be considered in order to understand the future of a wide variety of businesses.

We have a long list of such trends, many of which are interrelated, that we constantly think about because they impact the competitive dynamics of industries and markets all over the world.  The most important of these trends currently is the Internet (we know this is not exactly a ground-breaking insight).  We suspect the creative destruction caused by the Internet is just in its infancy; what has happened to newspapers is just the tip of the iceberg.  Pricing for all manner of goods and services has become almost completely transparent.  The incorporation of this trend into our thought processes may or may not enable us to predict a winner, but it increases our ability to avoid the losers.  We explore one example in the next section.

Annual Report | September 30, 2010

Shareholder Letter	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

The Too-Hard Pile & The Future of Education

Compared to most investors, we put many more businesses in the “too-hard pile.”  We do this for a couple of reasons.  First, we try to be disciplined in admitting our ignorance about many things as we respect the boundaries of our circle of competence.  Second, we frequently see more uncertainty in the future than the typical investor does.  You cannot be successful as an investor if you uncritically accept the status quo.  We think our focus on recognizing the potential for disruptive change will help us reduce our exposure to permanent capital losses in a variety of businesses and industries.  Some of our ideas about the disruptions emerging in education illustrate how we find uncertainty where conventional wisdom sees stability.

The current lecture/test model used since the Middle Ages was the best method of teaching pre-Internet, but its weaknesses include:

•
It presupposes student homogeneity. Students are expected to have similar prerequisite backgrounds, to have similar aptitudes, and to move through the pertinent subject matter at the same pace.  Testing occurs only on material covered during fairly long intervals of time (six weeks or so in many cases), and regardless of whatever mastery students demonstrate over the tested material, everyone moves forward.  As the teacher attempts to adjust for the variances in the class, the pace inevitably becomes too slow for some students and too fast for others.  The result is a poor fit for the majority of students – certain students lose interest and become bored while others fall further and further behind because they never grasp the building blocks required for the next level of material.

•
The schedule is inflexible and does not match natural learning patterns.  Current teaching styles are generally based on a broadcast model that requires a physical classroom, which forces students to congregate at the same time and place.  This requirement makes one hour minimum classes a virtual requirement and, by default, teachers must move through material in a linear fashion.  The end result is a general decrease in comprehension across the board, which can worsen as a class moves forward through a semester.

Computers and the Internet allow a different approach than what is employed in the current model:

•	Increase the digestibility and interconnectedness of subjects
–	Break lectures into smaller pieces that match typical attention spans and allow students to move at their own pace through material
–
Cease assigning a low value to students’ time; if a student grasps a particular set of material easily, he should be freed to spend time on another set he is struggling with or should simply be allowed to advance to new material altogether

–
Centralize content so students can easily cross-reference other subjects as needed to promote improved comprehension (e.g., a 15 minute lecture on Ancient Greek History may mention The Iliad, which includes a click-through to an introductory lecture on Homer)

–
Use the scale and the low cost structure of the Internet to allow lectures to include far better visual demonstration, graphics, art, etc. (e.g., take a virtual field trip to a reactor while studying nuclear energy to bring the subject alive)

www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
September 30, 2010 (Unaudited)

•	Let effectiveness rather than proximity determine from whom a student learns
–
Have the “best” lecturer in each subject teach the subject matter regardless of his physical location (this opens the world of “teachers” to anyone who can properly convey an idea beyond the traditional boundaries of tenured professors, teaching assistants, or education majors)

–
Test the effectiveness of and subsequently rank various teachers in real time through video viewing statistics and scores on follow-up quizzes (reward the best lecturers in subjects and eliminate the substandard ones)

–	Offer parallel tracks through material depending on the students’ identified learning skills and preferences (visual, auditory, etc.)
–
Create a mechanism whereby a student can ask for peer intervention from virtually anyone on the web (even allow students to rate the effectiveness of peer interveners and to pay these “tutors” through PayPal or another system)

•	Continually assess comprehension to reduce the number of students falling behind
–	Test more frequently for fluency in the covered subject matter to identify and then remedy budding deficiencies
–	Pinpoint when a student is stuck on a particular section or subject matter and concurrently notify a teacher who can intervene one-on-one

•	Mine all of the data that can be captured with the Internet-based system to continually improve the science of education

Not surprisingly, the changes implied by this new and different approach are already happening.  A gentleman named Salman Khan began tutoring his cousin over the phone a few years ago, and he gradually recognized that he could do a better job teaching her by using a simultaneous virtual chalkboard.  From there he realized that he and his cousin would not always be able to line up their schedules, so he used a simple and readily accessible software program to pre-record his lectures.  He posted these lectures on YouTube, and now he has thousands of lectures and tests up on www.khanacademy.org.  We encourage you to visit this wonderful website.  His model can fundamentally change the current educational system from kindergarten through PhD level programs.  Academic Earth presents another interesting and competing vision. Its program combines all of the free material from such esteemed institutions as MIT, Stanford and Yale.  You can even get a degree, which begs an important series of questions:

•
What if you are a self-motivated and intelligent 18-year-old in Harbin, China; Santiago, Chile; or Cape Town, South Africa?  With a netbook and an internet connection you can have access to the best teaching in the world.

•
What if you are a self-motivated and intelligent 18-year-old in Boston, MA?  Would you pay a six-figure premium to get a similar education at Harvard?  Is there a smaller premium you would be willing to pay?  Depending on the ultimate answer to this question, the fixed cost structure at most higher education institutions could doom them.

Annual Report  |  September 30, 2010

Shareholder Letter	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

Bill Gates postulates that when a disruptive technology comes along, the normal course of things is for an upstart to embrace the technology and to replace the entrenched market leader that seemingly has all of the advantages.1  If that is so, we suspect Salman Khan’s model will beat the tens of thousands of PhDs he is competing against within education.  The medieval college system could fail quickly like the newspaper industry, or a hybrid model could develop that can persist for many years to come (especially at institutions blessed with a massive endowment or a taxpayer subsidy).  Regardless of the actual outcome, we feel uncomfortable projecting the income statements of many universities in 2020.  We do feel comfortable putting the higher education industry in the “too-hard pile.”  To predict a great many businesses and industries, we must analyze disruptive trends like this one while also anticipating new ones.  We believe that this type of vigilance and unusual thinking will serve to protect the Fund’s capital.

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors – we expect to earn the same results as you.  We have deliberately designed this Fund’s structure and our rule of investing in the Fund to align, as closely as possible, our incentives with your goals.  We eschew leverage to help minimize risk and to maximize potential long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  We insist on a margin of safety in the hope of avoiding permanent losses of capital, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about this mutual fund—including a prospectus—can be found at www.cookandbynum.com.

Respectfully,

Richard P. Cook
J. Dowe Bynum

1 As told by Charles T. Munger, 2010 Wesco Annual Meeting

www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
September 30, 2010 (Unaudited)

As of September 30, 2010, the unaudited net asset value (NAV) attributable to the 3,086,737.631 shares outstanding of The Cook & Bynum Fund (“Fund”) was $11.94 per share.  This compares with an unaudited NAV of $11.84 per share as of the Fund’s semi-annual report dated March 31, 2010.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment through 9.30.10

Average Annual Total Return

	1 Year	Since Inception*
The Cook & Bynum Fund	16.11%	16.20%
S&P 500 Index	10.16%	20.92%

* Fund inception date of July 1, 2009.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY.

Cook and Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values.

There is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, our approach to concentrate the Fund’s holdings in our best ideas will likely result in higher short-term volatility relative to the S&P.  Shareholders should note, however, that the S&P is an unmanaged index that incurs no fees, expenses, or tax consequences – it is shown simply to compare the Fund’s performance to a diversified basket of large corporations.

Annual Report  |  September 30, 2010

Manager Commentary	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

The following chart shows the geographic allocations as a percentage of net assets at the Fund’s fiscal year end.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Geographic Allocation as of 9.30.10

Portfolio Changes as of 9.30.10

New Holdings	Eliminations
Wal-Mart Stores, Inc.	Johnson & Johnson
Sears Canada Inc.

International markets rose during the six months ended September 30, 2010, while domestic equity indices remained fairly flat.  With these two factors at play, we built a significant stake in Wal-Mart Stores, Inc. by deploying 15% of the Fund’s capital in this wonderful business. We also purchased a nominal stake in Sears Canada Inc.  Additionally, due to net inflows, we increased the Fund’s stakes in Embotelladoras ARCA SAB de CV, Kraft Foods, The Coca Cola Company, and Proctor & Gamble.

CBCM eliminated the Fund’s position in Johnson & Johnson.  We became uncertain of our ability to adequately predict the future prospects of this business.  We also sold a substantial portion of the Fund’s position in Sears Holdings, Inc. as the price approached our estimate of intrinsic value; however, Sears did not get so expensive that we wanted to eliminate the position entirely.  Subsequently, Sears’ stock traded substantially lower, and we became more interested in buying than selling it.  We believe the current position size is appropriate based on Sears’ per share price versus our estimate of its intrinsic value.

Three securities contributed materially to the Fund’s performance since March 31, 2010. Embotelladoras Arca SAB de CV rose about 19% and The Coca Cola Company rose almost 9%.  Sears Holdings declined just over 28% for the period although, as mentioned above, we did sell a large percentage of the Fund’s shares at prices much higher than current ones; nonetheless, this decline still had a meaningful impact on the Fund’s returns over the last six months.  Beyond changes in the share prices of the Fund’s holdings, dividends by these companies contributed to the Fund’s overall performance.  As a final note, the Fund’s Mexican holdings continue to be held in pesos.

www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
September 30, 2010 (Unaudited)

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com. Read the prospectus carefully before investing.

Annual Report  |  September 30, 2010

Disclosure of Fund Expenses	The Cook & Bynum Fund
March 31, 2010 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2010 through September 30, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During period 4/1/10 to 9/30/10(1)	Expense Ratio(2)
Actual Fund Return	$1,000.00	$1,008.40	$9.47	1.88%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,015.64	$9.50	1.88%

(1)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

(2)	The Fund's expense ratios have been annualized for the six months ended September 30, 2010.

www.cookandbynum.com

The Cook & Bynum Fund	Schedule of Investments
September 30, 2010

Description	Shares	Value
DOMESTIC COMMON STOCKS (45.3%)
Department Stores (5.4%)
Sears Holdings Corp.(1)	27,372	$1,974,616

Food (4.8%)
Kraft Foods, Inc.	56,961	1,757,816

Household Products (4.4%)
The Procter & Gamble Co.	27,062	1,622,908

Hypermarkets & Supercenters (15.2%)
Wal-Mart Stores, Inc.	104,850	5,611,572

Soft Drinks (15.5%)
The Coca‐Cola Co.	97,918	5,730,161

TOTAL DOMESTIC COMMON STOCKS
(Cost $15,575,106)		16,697,073

FOREIGN COMMON STOCKS (20.1%)
Department Stores (0.2%)
Sears Canada, Inc.	3,391	61,960

Hypermarkets & Supercenters (2.4%)
Wal-Mart de Mexico SAB de CV MX	360,000	905,596

Soft Drinks (17.5%)
Embotelladoras Arca SAB de CV MX	1,589,684	6,458,823

TOTAL FOREIGN COMMON STOCKS
(Cost $4,712,908)		7,426,379

SHORT-TERM INVESTMENTS: (34.2%)
Money Market Fund: (34.2%)
Fifth Third U.S. Treasury Money Market Fund,
7 Day Yield 0.035%	12,603,738	12,603,738

Annual Report  |  September 30, 2010

Schedule of Investments	The Cook & Bynum Fund
September 30, 2010

Value

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,603,738)	$12,603,738

TOTAL INVESTMENTS (99.6%)
(Cost $32,891,752)	36,727,190
TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)	140,679
NET ASSETS (100.0%)	$36,867,869

(1)	Non-income producing security.

Common Abbreviations:
SAB de CV - Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company
MX - Mexican Issuers

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2010

ASSETS:
Investments, at value (Cost: $32,891,752)	$36,727,190
Cash	199
Foreign currency, at value (Cost: $127,858)	125,292
Interest and dividends receivable	59,637
Prepaid expenses and other assets	18,935
Total Assets	36,931,253

LIABILITIES:
Accrued investment advisory expense	17,225
Accrued fund accounting and administration expense	12,740
Accrued audit expense	16,200
Accrued chief compliance officer expense	5,000
Accrued transfer agency expense	5,807
Accrued printing expense	1,600
Accrued trustees' expense	2,965
Accrued custody expense	1,250
Other payables and accrued expenses	597
Total Liabilities	63,384
Net Assets	$36,867,869

COMPOSITION OF NET ASSETS:
Paid-in capital	$32,404,787
Accumulated net investment income	27,175
Accumulated net realized gain on investments	603,035
Net unrealized appreciation on investments and foreign currency
translation	3,832,872
Net Assets	$36,867,869

Shares of common stock outstanding (unlimited number of shares
authorized)	3,086,738
Net Asset Value Per Share*	$11.94

* A fee of 2.00% is imposed on all redemptions made within 60 days of initial purchase.

See accompanying Notes to Financial Statements.

Annual Report  |  September 30, 2010

Statement of Operations	The Cook & Bynum Fund
For the Year Ended September 30, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,392)	$481,895
Interest	8,627
Total Investment Income	490,522

EXPENSES:
Investment advisory fees	429,063
Fund accounting and administration fees	154,981
Offering cost fees	93,853
Legal fees	69,299
Chief compliance officer fees	60,000
Transfer agent fees	56,928
Insurance fees	30,349
Auditing fees	16,199
Trustees' fees	12,500
Custody fees	7,508
Printing fees	7,937
Miscellaneous	19,857
Total Expenses Before Waiver	958,474
Less fees waived/reimbursed by investment advisor	(420,715)
Net Expenses	537,759
Net Investment Loss	(47,237)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on:
Investment securities	853,032
Foreign currency transactions	5,476
Net change in unrealized appreciation on:
Investment securities	2,996,476
Foreign currency translation	285,226
Net Realized and Unrealized Gain on Investments and Foreign
Currency	4,140,210
Net Increase in Net Assets from Operations	$4,092,973

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2010	For the Period July 1, 2009 (inception) to September 30, 2009

FROM OPERATIONS:
Net investment loss	$(47,237)	$(33,431)
Net realized gain/(loss) on investment securities
and foreign currency transactions	858,508	(14,435)
Net change in unrealized appreciation on
investments and foreign currency translation	3,281,702	551,170
Net Increase in Net Assets From Operations	4,092,973	503,304

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(258,686)	–
Total Distributions	(258,686)	–

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	10,657,399	22,048,303
Dividends reinvested	258,686	–
Value of shares redeemed	(505,690)	(29,000)
Net increase resulting from capital share
transactions	10,410,395	22,019,303
Redemption fees	580	–
Net Increase in Net Assets	14,245,262	22,522,607

NET ASSETS:
Beginning of period	22,622,607	100,000
End of period*	$36,867,869	$22,622,607
*Includes Accumulated Net Investment
Income/(Loss) of:	$27,175	$(21,514)

See accompanying Notes to Financial Statements.

Annual Report  |  September 30, 2010

Financial Highlights	The Cook & Bynum Fund
For a share outstanding throughout the periods indicated

	For the Year Ended September 30, 2010		For the Period July 1, 2009 (inception) to September 30, 2009
Net asset value - beginning of period	$10.39		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02	)(1)	(0.02)
Net realized and unrealized gain on investments and foreign currency translation	1.69	)(1)	0.41
Total Income from Investment Operations	1.67		0.39

DISTRIBUTIONS TO SHAREHOLDERS:	(0.11839)		(history)
Net realized gains	(0.12)		–
Total Distributions	(0.12)		–

CAPITAL SHARE TRANSACTIONS:	$0.00		(history)
Redemption fees added to paid-in-capital	0.00	(2)	–
Total Capital Share Transactions	0.00	(2)	–
Net asset value - end of period	$11.94		$10.39

Total Return(3)	16.11%		3.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, at end of period (000s)	$36,868		$22,623
Ratios to average net assets:
Expenses including reimbursement/waiver	1.88%		1.88	%(4)
Expenses excluding reimbursement/waivers	3.35%		5.60	%(4)
Net investment loss including reimbursement/waiver	(0.17)%		(0.85	)%(4)
Net investment loss excluding reimbursement/waiver	(1.64)%		(4.57	)%(4)
Portfolio turnover rate	31%		0	%(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2010

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

A. Security Valuation: Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in level 2 of the fair value hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium and are categorized in level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available or are deemed unreliable are valued at their fair value using methods determined by the Board of Trustees. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Annual Report  |  September 30, 2010

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2010

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

B. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2010

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

Investments in Securities at Value(a)	Level 1 - Quoted Prices(b)	Level 2 - Other Significant Observable Inputs(b)	Level 3 - Significant Unobservable Inputs(b)	Total
Domestic Common Stocks	$16,697,073	$–	$–	$16,697,073
Foreign Common Stocks	7,426,379	–	–	7,426,379
Money Market Fund	12,603,738	–	–	12,603,738
TOTAL	$36,727,190	$–	$–	$36,727,190

(a)	For detailed descriptions, see accompanying Schedule of Investments.
(b)
All securities of the Fund were valued using Level 1 inputs during the year ended September 30, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund. The Fund did not hold any derivative instruments at any time during the year.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures.

C. Security Transactions Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2010 the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Alabama. For the period ended October 1, 2009 through September 30, 2010 for the federal jurisdiction and for the period ended October 1, 2009 through September 30, 2010 for the State of Alabama, the Fund’s returns are still open to examination by the appropriate taxing authority.

Annual Report  |  September 30, 2010

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2010

E. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

F. Accounting Estimates: The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.

3. FEDERAL TAX INFORMATION
The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The tax character of the distributions paid by the Fund during the year ended September 30, 2010, was as follows:

Ordinary Income	$258,686

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2010, were as follows:

Gross appreciation (excess of value over tax cost)	$4,095,964
Gross depreciation (excess of tax cost over value)	(263,092)
Net unrealized appreciation (depreciation)	3,832,872
Cost of investments for income tax purposes	$32,891,752

As of September 30, 2010, the components of distributable earnings on a tax basis were as  follows:

Accumulated net investment gain	$595,001
Accumulated long-term capital gains	38,476
Net unrealized appreciation	3,832,872
Cumulative effect of other timing differences	(3,267)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended September 30, 2010, certain differences were reclassified. The Fund decreased accumulated net investment loss by $95,926, decreased accumulated net realized capital losses by $3,475 and decreased paid in capital by $99,401. These differences were primarily due to the differing tax treatment of wash sales and the treatment of certain expenses; the amounts reclassified did not affect net assets.

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The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2010

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2010, the Fund elected to defer currency losses occurring between November 1, 2009 and September 30, 2010 in the amount of $3,267.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Advisory Agreement dated May 19, 2009 (“Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund.

Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2011. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. As of the year end September 30, 2010 and period ended September 30, 2009, the Adviser may in the future recover fee reductions and expense reimbursements totaling $420,715 and $222,794, respectively, from the Fund. The Adviser may recover these amounts no later than September 30, 2013 and 2012, respectively.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement: Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund.

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

Annual Report  |  September 30, 2010

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2010

Transfer Agency Agreement: ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund.

Chief Compliance Officer Agreement: An employee of ALPS, pursuant to a Chief Compliance Officer (“CCO”) Agreement, serves as CCO for the Trust.

Two employees of ALPS are also officers of the Fund.

Custody Agreement: Fifth Third Bank acts as custodian for the Fund.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2010, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), were $10,968,754 and $5,418,997, respectively.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2010, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended September 30, 2010	For the Period July 1, 2009 (inception) to September 30, 2009
Beginning Shares	2,178,300	10,000
Shares Sold	930,811	2,171,116
Shares Issued in Reinvestment of Distributions	22,652	–
Total	3,131,763	2,181,116
Less Shares Redeemed	(45,025)	(2,816)
Ending Shares	3,086,738	2,178,300

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2010, Charles Schwab & Co. owned, of record or beneficially, approximately 87.71% of the Fund’s shares.

8. DIVERSIFICATION AND FOREIGN RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

www.cookandbynum.com

The Cook & Bynum Fund	Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2010, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 23, 2010

Annual Report  |  September 30, 2010

Additional Information	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION

A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TRUSTEES AND OFFICERS

The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-877-839-COBY(2629).

www.cookandbynum.com

The Cook & Bynum Fund	Additional Information
September 30, 2010 (Unaudited)

Interested Trustees and Officers

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
J. Dowe Bynum* Age 32	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

Annual Report  |  September 30, 2010

Additional Information	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

Independent Trustees^

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
Charles H. Ogburn Age 54	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Director, Caribou Coffee Company; Non-Executive Chairman, Crawford & Company
Bruce F. Rogers Age 51	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

www.cookandbynum.com

The Cook & Bynum Fund	Additional Information
September 30, 2010 (Unaudited)

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years
Richard P. Cook Age 32	President	Mr. Cook has served as President of the Trust since March 2009.
Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Benjamin Lowe Age 32 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Mr. Lowe has served as Treasurer of the Trust since May 2009.
Mr. Lowe has served as a Fund Controller with ALPS Fund Services, Inc. since 2005. Mr. Lowe was Accounting Team Leader, Founders Asset Management, from 2003 to 2005. Prior to joining Founders Asset Management, Mr. Lowe was Senior Fund Accountant, INVESCO Funds, from 2000 to 2003.

Theodore Uhl Age 35 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Uhl has served as Chief Compliance Officer of the Trust since September 30, 2010.
Mr. Uhl joined ALPS in October 2006 and is currently Deputy Compliance Officer of ALPS. Prior to assuming his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and as a Sr. Financial Analyst at Sprint.

Annual Report  |  September 30, 2010

Additional Information	The Cook & Bynum Fund
September 30, 2010 (Unaudited)

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During past 5 years
Phillip Perrone Age 50	Chief Compliance Officer	Mr. Perrone served as Chief Compliance Officer of the Trust from May 2009 through September 30, 2010.
Mr. Perrone served as Deputy Compliance Officer with ALPS from April 2007 through October 2010. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at Oppenheimer Funds, Inc., from 1998–2004. During his tenure at ALPS, Mr. Perrone served as CCO for Liberty All-Star Growth Fund, Liberty All-Star Equity Fund, TDX Independence Funds, and WisdomTree Trust.

Ashley A. Morris Age 35	Vice President and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009.
Ms. Morris has served as Director of Mutual Fund Operations for Cook & Bynum Capital Management, LLC since January 2009. Ms. Morris was Director of Operations for Jason Buha, LLC from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
**	Each Trustee serves for an indefinite term. Each officer serves for an annual term or until his or her successor is elected and qualified.

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Item 2.  Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)           Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Registrant’s Audit Committee Financial Expert is Mr. Charles H. Ogburn, Independent Trustee and Audit Committee Chair.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the Registrant’s fiscal year ended September 30, 2010 and 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $13,500 and $13,500, respectively.

(b)
Audit-Related Fees:  For the Registrant’s fiscal year ended September 30, 2010 and 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s seed financial statements were $0 and $2,500 respectively.

(c)
Tax Fees:  For the Registrant’s fiscal year ended September 30, 2010 and 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,500, respectively.  The fiscal year 2009 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation.  The fiscal year 2010 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation.

(d)
All Other Fees:  For the Registrant’s fiscal year ended September 30, 2010 and 2009, $0 and $0 fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has an Audit Committee consisting of its Independent Trustees Messrs. Charles H. Ogburn and Bruce F. Rogers

Item 6.  Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 99.CODE ETH to the Registrant’s Form N-CSR for its fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 7, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COOK & BYNUM FUNDS TRUST

By:   /s/ Richard P. Cook
     Richard P. Cook (Principal Executive Officer)
         President

Date:        December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

COOK & BYNUM FUNDS TRUST

By:   /s/ Richard P. Cook
     Richard P. Cook (Principal Executive Officer)
         President

Date:        December 9, 2010

By:   /s/ Benjamin Lowe
     Benjamin Lowe (Principal Financial Officer)
         Treasurer

Date:        December 9, 2010